Exhibit 99.1
Consolidated Statements of Earnings
EMERSON ELECTRIC CO. & SUBSIDIARIES
(Dollars in millions, except per share amounts; unaudited)
Quarterly amounts may not sum to the annual amounts due to rounding. Earnings per share are computed independently each period; as a result, the quarterly amounts may not sum to the calculated annual amounts.

	Fiscal Year 2026
	First quarter			Second quarter
	Previously Reported	Impact of Change	As Revised	Previously Reported	Impact of Change	As Revised
Net sales	$4,346		4,346	4,562		4,562

Cost of sales	2,035		2,035	2,140		2,140
Selling, general and administrative expenses	1,242		1,242	1,316		1,316
Other deductions, net	204	(3)	201	229	(2)	227
Interest expense, net	90		90	84		84

Earnings before income taxes	775	3	778	793	2	795

Income taxes	169	1	170	175	—	175

Net earnings	606	2	608	618	2	620

Less: Noncontrolling interests in subsidiaries	1		1	—		—

Net earnings common stockholders	$605	2	607	618	2	620

Diluted earnings per share common stockholders:
Earnings from continuing operations	$1.07	0.01	1.08	1.10	—	1.10
Discontinued operations	—		—	—		—
Diluted earnings per common share	$1.07	0.01	1.08	1.10	—	1.10

Adjusted earnings per common share	$1.46	—	1.46	1.54	0.01	1.55

	Fiscal Year 2026
	Third quarter			Nine months ended June 30
	Previously Reported	Impact of Change	As Revised	Previously Reported	Impact of Change	As Revised
Net sales	$4,873		4,873	13,781		13,781

Cost of sales	2,218		2,218	6,393		6,393
Selling, general and administrative expenses	1,343		1,343	3,902		3,902
Other deductions, net	311	(2)	309	744	(8)	736
Interest expense, net	85		85	258		258

Earnings before income taxes	916	2	918	2,484	8	2,492

Income taxes	198	—	198	542	2	544

Net earnings	718	2	720	1,942	6	1,948

Less: Noncontrolling interests in subsidiaries	—		—	1		1

Net earnings common stockholders	$718	2	720	1,941	6	1,947

Diluted earnings per share common stockholders:
Earnings from continuing operations	$1.28	—	1.28	3.45	0.01	3.46
Discontinued operations	—		—	—		—
Diluted earnings per common share	$1.28	—	1.28	3.45	0.01	3.46

Adjusted earnings per common share	$1.71	—	1.71	4.71	0.01	4.72

(Dollars in millions, except per share amounts; unaudited)

	Fiscal Year 2025
	First quarter			Second quarter
	Previously Reported	Impact of Change	As Revised	Previously Reported	Impact of Change	As Revised
Net sales	$4,175		4,175	4,432		4,432

Cost of sales	1,940		1,940	2,061		2,061
Selling, general and administrative expenses	1,224		1,224	1,283		1,283
Other deductions, net	228	(2)	226	418	(2)	416
Interest expense, net	8		8	41		41

Earnings from continuing operations before income taxes	775	2	777	629	2	631

Income taxes	182	1	183	199	1	200

Earnings from continuing operations	593	1	594	430	1	431

Discontinued operations, net of tax	—		—	—		—

Net earnings	593	1	594	430	1	431

Less: Noncontrolling interests in subsidiaries	8		8	(55)		(55)

Net earnings common stockholders	$585	1	586	485	1	486

Diluted earnings per share common stockholders:
Earnings from continuing operations	$1.02	0.01	1.03	0.86	—	0.86
Discontinued operations	—		—	—		—
Diluted earnings per common share	$1.02	0.01	1.03	0.86	—	0.86

Adjusted earnings per common share	$1.38	0.01	1.39	1.48	—	1.48

	Fiscal Year 2025
	Third quarter			Fourth quarter
	Previously Reported	Impact of Change	As Revised	Previously Reported	Impact of Change	As Revised
Net sales	$4,553		4,553	4,855		4,855

Cost of sales	2,160		2,160	2,335		2,335
Selling, general and administrative expenses	1,266		1,266	1,330		1,330
Other deductions, net	298	(3)	295	302	36	338
Interest expense, net	95		95	92		92

Earnings from continuing operations before income taxes	734	3	737	796	(36)	760

Income taxes	154	1	155	160	(8)	152

Earnings from continuing operations	580	2	582	636	(28)	608

Discontinued operations, net of tax	6		6	1		1

Net earnings	586	2	588	637	(28)	609

Less: Noncontrolling interests in subsidiaries	—		—	—		—

Net earnings common stockholders	$586	2	588	637	(28)	609

Diluted earnings per share common stockholders:
Earnings from continuing operations	$1.03	—	1.03	1.12	(0.05)	1.07
Discontinued operations	0.01		0.01	—		—
Diluted earnings per common share	$1.04	—	1.04	1.12	(0.05)	1.07

Adjusted earnings per common share	$1.52	—	1.52	1.62	—	1.62

(Dollars in millions, except per share amounts; unaudited)

	Fiscal 2025			Fiscal 2024
	Previously Reported	Impact of Change	As Revised	Previously Reported	Impact of Change	As Revised
Net sales	$18,016		18,016	17,492		17,492

Cost of sales	8,497		8,497	8,607		8,607
Selling, general and administrative expenses	5,103		5,103	5,142		5,142
Gain on subordinated interest	—		—	(79)		(79)
Loss on Copeland note receivable	—		—	279		279
Other deductions, net	1,245	29	1,274	1,434	(11)	1,423
Interest expense, net	237		237	175		175
Interest income from related party	—		—	(86)		(86)

Earnings from continuing operations before income taxes	2,934	(29)	2,905	2,020	11	2,031

Income taxes	696	(6)	690	415	5	420

Earnings from continuing operations	2,238	(23)	2,215	1,605	6	1,611

Discontinued operations, net of tax	8		8	350		350

Net earnings	2,246	(23)	2,223	1,955	6	1,961

Less: Noncontrolling interests in subsidiaries	(47)		(47)	(13)		(13)

Net earnings common stockholders	$2,293	(23)	2,270	1,968	6	1,974

Diluted earnings per share common stockholders:
Earnings from continuing operations	$4.03	(0.04)	3.99	2.82	0.01	2.83
Discontinued operations	0.01		0.01	0.61		0.61
Diluted earnings per common share	$4.04	(0.04)	4.00	3.43	0.01	3.44

Adjusted earnings per common share	$6.00	0.01	6.01	5.49	(0.14)	5.35

The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's results of operations. The results have been recast to reflect the Company's adoption of mark-to-market accounting for its defined benefit pension and other postretirement benefit plans.

(Dollars in millions, except per share amounts; unaudited)

	Fiscal Year 2026
	First Quarter	Second Quarter	Third Quarter	Nine Months ended June 30
Pretax earnings (previously reported)	$775	793	916	2,484
Impact of mark-to-market change	3	2	2	8
Pretax earnings	778	795	918	2,492

Percent of sales	17.9%	17.4%	18.8%	18.1%

Interest expense, net	90	84	85	258
Amortization of intangibles	254	254	253	761
Restructuring and related costs	11	53	99	164
Acquisition/divestiture fees and related costs	11	10	32	54
IEEPA tariff refunds	—	—	(82)	(82)

Adjusted EBITA	$1,144	1,196	1,305	3,647

Percent of sales	26.3%	26.2%	26.8%	26.5%

	Fiscal Year 2025					Fiscal Year 2024
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year ended Sept 30	Year ended Sept 30
Earnings from continuing operations before income taxes (previously reported)	$775	629	734	796	2,934	2,020
Impact of mark-to-market change	2	2	3	(36)	(29)	11
Earnings from continuing operations before income taxes	777	631	737	760	2,905	2,031

Percent of sales	18.6%	14.2%	16.2%	15.6%	16.1%	11.6%

Interest expense, net	8	41	95	92	237	175
Interest income from related party	—	—	—	—	—	(86)
Amortization of intangibles	278	278	269	257	1,083	1,274
Restructuring and related costs	13	27	41	81	162	244
Pension mark-to-market adjustment	—	—	—	34	34	(111)
Acquisition/divestiture fees and related costs	22	168	44	45	277	220
Amortization of acquisition-related inventory step-up	—	—	—	—	—	231
Loss on Copeland note receivable	—	—	—	—	—	279
Loss on divestiture of businesses	—	—	—	—	—	48
Gain on subordinated interest	—	—	—	—	—	(79)

Adjusted EBITA from continuing operations	$1,098	1,145	1,186	1,269	4,698	4,226

Percent of sales	26.3%	25.8%	26.1%	26.1%	26.1%	24.2%

(Dollars in millions, except per share amounts; unaudited)

	Fiscal Year 2026
	First Quarter	Second Quarter	Third Quarter	Nine Months ended June 30
Diluted earnings per share (previously reported)	$1.07	1.10	1.28	3.45
Impact of mark-to-market change	0.01	—	—	0.01
Diluted earnings per share	1.08	1.10	1.28	3.46

Amortization of intangibles	0.35	0.35	0.35	1.04
Restructuring and related costs	0.02	0.07	0.13	0.22
Acquisition/divestiture fees and related costs	—	0.02	0.05	0.08
Discrete taxes	0.01	0.01	0.01	0.03
IEEPA tariff refunds	—	—	(0.11)	(0.11)

Adjusted earnings per share	$1.46	1.55	1.71	4.72

	Fiscal Year 2025					Fiscal Year 2024
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year ended Sept 30	Year ended Sept 30
Diluted earnings from continuing operations per share (previously reported)	$1.02	$0.86	1.03	1.12	4.03	2.82
Impact of mark-to-market change	0.01	—	—	(0.05)	(0.04)	0.01
Diluted earnings from continuing operations per share	1.03	0.86	1.03	1.07	3.99	2.83

Amortization of intangibles	0.31	0.32	0.37	0.35	1.35	1.43
Restructuring and related costs	0.02	0.04	0.06	0.11	0.23	0.33
Pension mark-to-market adjustment	—	—	—	0.05	0.05	(0.15)
Acquisition/divestiture fees and related costs	0.03	0.17	0.06	0.06	0.33	0.26
Discrete taxes	—	0.09	—	(0.02)	0.06	(0.10)
Amortization of acquisition-related inventory step-up	—	—	—	—	—	0.38
Loss on Copeland note receivable	—	—	—	—	—	0.38
Loss on divestiture of businesses	—	—	—	—	—	0.09
Gain on subordinated interest	—	—	—	—	—	(0.10)

Adjusted earnings from continuing operations per share	$1.39	1.48	1.52	1.62	6.01	5.35